UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Tactical Opportunities Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2018

Date of reporting period: 09/30/2018

Item 1 – Report to Stockholders

SEPTEMBER 30, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Tactical Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2018	BlackRock Tactical Opportunities Fund

Investment Objective

BlackRock Tactical Opportunities Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund outperformed its reference benchmark (75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index/25% MSCI All Country World Index (“ACWI”)). For the same period, the Fund also outperformed its cash benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

Positive performance was driven by a mix of relative value and directional positioning across countries. Positive returns were generated across fixed income, equity and currency allocations. A negative view on U.S. interest rates throughout much of 2018 boosted returns, particularly in the third quarter as both real and nominal yields rose on the back of strong domestic growth. A cautious stance on Mexican bonds given unattractive market pricing further boosted returns. Additionally, long positions in Australian bonds early and late in the period contributed positively as benign inflation data kept yields suppressed, while a bearish stance in the middle of the period contributed as strong economic growth pushed yields higher. Within equities, a positive view on Japan contributed as improving growth prospects and yen depreciation acted as tailwinds to Japanese equities. A preference for Taiwanese equities relative to Korean equities was an additional contributor as China-related economic pressures waned and Taiwanese stocks rebounded.

A positive view on Italian equities relative to Spanish equities detracted over the period as Italian stocks faced pressure from Italy’s budget deficit concerns and banking sector exposure to the Turkish lira crisis. A bearish view on the euro further detracted as markets interpreted European Central Bank communications as likely to lead to tighter policy and higher interest rates.

Describe recent portfolio activity.

In equities, the Fund entered the period with a preference for European and Japanese stocks relative to the U.S. and Asia ex-Japan markets. As the period progressed the Fund trimmed much of its long Japanese equity position, before returning to a notable long Japanese equity position late in the period driven by attractive valuations and yen depreciation. Meanwhile, robust U.S. growth data led the Fund to briefly flip its U.S. equity short position to a long position in the second quarter of 2018, before rotating back to a short position as valuations became more expensive. While the Fund remained net long to European equities throughout the entire period, the country composition within Europe changed. Specifically, an initial preference for core European equities evolved to a preference for the periphery. The Fund remained net long to equities throughout the period.

In fixed income, the Fund entered the period net short to duration (and corresponding sensitivity to interest rate changes) driven by a negative view on global bonds. Early in the period, the Fund’s positioning shifted to reflect a preference for European bonds over U.S. bonds. This positioning became more pronounced throughout the period, motivated by U.S. policy and inflation dynamics. Positioning in emerging market bonds rotated several times during the period, with major intra-emerging market views including a relative preference for South African bonds over Indian bonds. The Fund’s Australian fixed income exposure modulated over the period, with an upbeat stance on Australian bonds early and late in the period standing in contrast to a negative view in the middle of the period.

In terms of currency exposure, the Fund held an early preference for emerging markets over developed peers. As the period progressed, the Fund moved to a long Australian dollar position against both emerging and developed market peers based on policy and growth insights.

The Fund held a relatively high allocation to cash as a means of reducing overall portfolio volatility. The cash position did not have a material impact on performance.

Derivative financial instruments are used by the investment adviser as a means to take active views on interest rates, equity indices and foreign currency transactions in the Fund. During the period, the Fund’s use of Derivative financial instruments contributed positively to performance.

Describe portfolio positioning at period end.

As of period end, the Fund was positioned net long in equities, net short in duration, and net short in the U.S. dollar. In equities, the Fund maintained its preference for Japan over the U.S. and Asia ex-Japan. The Fund was also positioned with a slightly constructive view on emerging market equities. In terms of fixed income, the Fund held a strong preference for Australia over the United States and generally bearish positions in emerging markets

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018 (continued)	BlackRock Tactical Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns from May 15, 2012 through January 28, 2016 are the returns of the Fund when it followed a different investment strategy by investing a significant portion of its assets in other investment companies and directly in securities. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.

(c)	An unmanaged index that tracks 3-month U.S. Treasury securities.
(d)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising of 23 developed and 24 emerging market country indexes.

(e)

A sub-index of the Bloomberg Barclays U.S. Treasury Index, which measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury and includes a maturity constraint of at least one year and up to, but not including, three years until final maturity.

(f)	A customized weighted index comprised of 75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index and 25% MSCI ACWI.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns (a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.69%	10.36%	N/A	4.39%	N/A	6.09%	N/A
Service	3.58	10.21	N/A	4.08	N/A	5.79	N/A
Investor A	3.59	10.06	4.29%	4.06	2.94%	5.75	5.19%
Investor C	3.21	9.27	8.27	3.35	3.35	5.02	5.02
Class K	3.84	10.57	N/A	4.22	N/A	5.84	N/A
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	0.40	(0.04)	N/A	0.56	N/A	1.10	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	0.95	1.59	N/A	0.52	N/A	0.34	N/A
75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index/25% MSCI ACWI	1.50	2.41	N/A	2.62	N/A	3.08	N/A
MSCI ACWI	4.83	9.77	N/A	8.67	N/A	8.19	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns from May 15, 2012 through January 28, 2016 are the returns of the Fund when it followed different investment strategy by investing a significant portion of its assets in other investment companies and directly in securities. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of September 30, 2018 (continued)	BlackRock Tactical Opportunities Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,036.90	$4.54	$1,000.00	$1,020.61	$4.51	0.89%
Service	1,000.00	1,035.80	5.92	1,000.00	1,019.25	5.87	1.16
Investor A	1,000.00	1,035.90	6.23	1,000.00	1,018.95	6.17	1.22
Investor C	1,000.00	1,032.10	9.58	1,000.00	1,015.64	9.50	1.88
Class K	1,000.00	1,038.40	3.83	1,000.00	1,021.31	3.80	0.75

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Portfolio Information

TOP TEN HOLDINGS

Ten Largest Holdings	Percent of Total Investments (a)
U.S. Treasury Notes	18.2%
U.S. Treasury Bonds	6.9
Microsoft Corp.	2.4
Apple, Inc.	1.5
Royal Dutch Shell plc	1.2
Procter & Gamble Co. (The)	1.0
Pfizer, Inc.	0.8
Amazon.com, Inc.	0.8
UnitedHealth Group, Inc.	0.8
Oracle Corp.	0.8

(a)	Total investments exclude short-term securities.

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Common Stocks	75%
U.S. Treasury Obligations	25
Preferred Stocks	—	(b)
Other Interests	—	(b)
Asset-Backed Securities	—	(b)

(a)	Total investments exclude short-term securities.
(b)	Representing less than 0.5% of the Fund’s total investments.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the August 1, 2016 inception date is that of Investor A Shares. The performance of the Fund’s Class K Shares would be substantially similar to Investor A Shares because Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares because Class K Shares have lower expenses than the Investor A Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, the Fund’s issued and outstanding Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments September 30, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 0.0%
Knollwood CDO Ltd., Series 2004-1A, Class C, (LIBOR USD 3 Month + 3.20%), 4.36%, 01/10/39(a)(b)(c)	USD	160	$—

Total Asset-Backed Securities — 0.0% (Cost: $159,507)			—

		Shares
Common Stocks — 61.5%

Aerospace & Defense — 0.0%
Boeing Co. (The)		538	200,082
Bombardier, Inc., Class B(d)		13,607	48,459

			248,541
Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.		578	56,598
Deutsche Post AG (Registered)		18,800	668,421
FedEx Corp.		3,562	857,694
United Parcel Service, Inc., Class B		11,716	1,367,843

			2,950,556
Airlines — 0.4%
ANA Holdings, Inc.		6,200	216,594
Deutsche Lufthansa AG (Registered)		20,984	515,030
Japan Airlines Co. Ltd.		18,100	650,552
Southwest Airlines Co.		6,968	435,152
United Continental Holdings, Inc.(d)		6,543	582,720

			2,400,048
Auto Components — 1.1%
Aptiv plc		7,255	608,695
Autoliv, Inc.		5,267	456,544
BorgWarner, Inc.		10,542	450,987
Bridgestone Corp.		31,600	1,194,274
Goodyear Tire & Rubber Co. (The)		11,623	271,862
Lear Corp.		6,119	887,255
Linamar Corp.		19,002	875,476
Magna International, Inc.		45,467	2,388,368
Sumitomo Rubber Industries Ltd.		13,900	208,726
Yokohama Rubber Co. Ltd. (The)		2,400	51,730

			7,393,917
Automobiles — 0.9%
Fiat Chrysler Automobiles NV(d)		2,546	44,527
Ford Motor Co.		126,175	1,167,119
General Motors Co.		55,237	1,859,830
Harley-Davidson, Inc.		7,992	362,038
Peugeot SA		23,633	637,517
Subaru Corp.		6,000	183,926
Suzuki Motor Corp.		5,600	320,942
Tesla, Inc.(d)		3,109	823,170
Toyota Motor Corp.		16,100	1,003,075
Volkswagen AG		56	9,737

			6,411,881
Banks — 4.6%
Aozora Bank Ltd.		700	25,001
Australia & New Zealand Banking Group Ltd.		27,638	562,618
Banco Bilbao Vizcaya Argentaria SA		116,690	739,843
Bank Leumi Le-Israel BM		12,833	84,574
Bank of America Corp.		95,246	2,805,947
Bank of East Asia Ltd. (The)		11,400	42,425
Bank of Montreal		5,720	471,806
Bank of Nova Scotia (The)		11,645	694,111
Barclays plc		56,253	124,771
BB&T Corp.		7,571	367,496

Security	Shares	Value
Banks (continued)
BOC Hong Kong Holdings Ltd.	105,000	$498,363
CaixaBank SA	57,581	261,874
Canadian Imperial Bank of Commerce	158	14,805
Chiba Bank Ltd. (The)	5,700	38,928
CIT Group, Inc.	5,782	298,409
Citizens Financial Group, Inc.	9,601	370,311
Comerica, Inc.	2,206	198,981
Commerzbank AG(d)	2,501	25,985
Commonwealth Bank of Australia	7,485	386,328
Concordia Financial Group Ltd.	2,400	11,764
Danske Bank A/S	7,726	202,518
DBS Group Holdings Ltd.	18,900	360,558
DNB ASA	52,704	1,109,129
Erste Group Bank AG(d)	1,179	48,948
Fifth Third Bancorp	11,239	313,793
Fukuoka Financial Group, Inc.	1,400	38,501
Hang Seng Bank Ltd.	21,300	577,954
HSBC Holdings plc	337,105	2,941,372
ING Groep NV	11,412	148,118
Japan Post Bank Co. Ltd.	13,500	159,521
JPMorgan Chase & Co.	31,484	3,552,655
M&T Bank Corp.	437	71,904
Mitsubishi UFJ Financial Group, Inc.	148,600	923,206
Mizuho Financial Group, Inc.	361,000	629,152
Nordea Bank AB	66,255	720,894
Oversea-Chinese Banking Corp. Ltd.	33,200	277,808
Regions Financial Corp.	19,849	364,229
Resona Holdings, Inc.	42,300	237,492
Royal Bank of Canada	12,835	1,028,867
Royal Bank of Scotland Group plc	185,161	599,940
Shizuoka Bank Ltd. (The)	5,600	50,253
Skandinaviska Enskilda Banken AB, Class A	30,839	343,796
Standard Chartered plc	70,948	587,819
Sumitomo Mitsui Financial Group, Inc.	27,300	1,098,658
Sumitomo Mitsui Trust Holdings, Inc.	5,800	238,650
SunTrust Banks, Inc.	7,890	526,973
SVB Financial Group(d)	956	297,153
Svenska Handelsbanken AB, Class A	28,295	356,846
Swedbank AB, Class A	24,033	594,388
Toronto-Dominion Bank (The)	22,868	1,389,625
UniCredit SpA	11,281	169,268
United Overseas Bank Ltd.	14,100	278,735
US Bancorp	16,381	865,081
Wells Fargo & Co.	48,252	2,536,125
Westpac Banking Corp.	8,303	166,979
Yamaguchi Financial Group, Inc.	3,900	42,495

		31,873,743
Beverages — 1.0%
Asahi Group Holdings Ltd.	7,100	308,050
Coca-Cola Amatil Ltd.	55,204	389,159
Coca-Cola Bottlers Japan Holdings, Inc.	2,300	61,558
Coca-Cola European Partners plc	10,164	462,157
Diageo plc	8,452	299,438
Heineken Holding NV	10,136	919,097
Heineken NV	8,888	834,145
Kirin Holdings Co. Ltd.	28,000	718,142
PepsiCo, Inc.	11,654	1,302,917
Pernod Ricard SA	3,825	627,329
Treasury Wine Estates Ltd.	75,325	950,746

		6,872,738
Biotechnology — 1.8%
AbbVie, Inc.	26,185	2,476,577
Alkermes plc(d)	438	18,589

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Biotechnology (continued)
Alnylam Pharmaceuticals, Inc.(d)	994	$86,995
Amgen, Inc.	13,788	2,858,114
Biogen, Inc.(d)	3,576	1,263,437
Celgene Corp.(d)	14,580	1,304,764
CSL Ltd.	6,829	992,250
Gilead Sciences, Inc.	20,947	1,617,318
Incyte Corp.(d)	514	35,507
Regeneron Pharmaceuticals, Inc.(d)	324	130,909
Shire plc	12,112	731,757
United Therapeutics Corp.(d)	2,708	346,299
Vertex Pharmaceuticals, Inc.(d)	4,436	854,995

		12,717,511
Building Products — 0.0%
Cie de Saint-Gobain	4,211	181,498

Capital Markets — 1.3%
Ameriprise Financial, Inc.	7,368	1,087,959
Charles Schwab Corp. (The)	16,743	822,918
CME Group, Inc.	4,355	741,265
Daiwa Securities Group, Inc.	27,100	164,816
Deutsche Bank AG (Registered)	3,503	39,898
Deutsche Boerse AG	861	115,122
E*TRADE Financial Corp.(d)	3,703	194,000
Goldman Sachs Group, Inc. (The)	2,971	666,217
Hargreaves Lansdown plc	8,574	249,594
Hong Kong Exchanges & Clearing Ltd.	12,400	354,325
Investec plc	29,323	205,704
Japan Exchange Group, Inc.	9,800	170,709
Macquarie Group Ltd.	8,835	803,706
Morgan Stanley	11,840	551,389
MSCI, Inc.	1,797	318,806
Nomura Holdings, Inc.	55,300	263,751
Raymond James Financial, Inc.	867	79,807
S&P Global, Inc.	4,394	858,544
SBI Holdings, Inc.	6,500	201,757
Singapore Exchange Ltd.	33,000	177,856
St James’s Place plc	9,990	148,907
T. Rowe Price Group, Inc.	1,231	134,401
TD Ameritrade Holding Corp.	5,563	293,893
Thomson Reuters Corp.	1,487	67,854
UBS Group AG (Registered)(d)	17,735	280,011

		8,993,209
Chemicals — 4.4%
Akzo Nobel NV	1,741	162,859
Albemarle Corp.	12,167	1,214,023
Arkema SA	3,523	436,602
Asahi Kasei Corp.	22,400	339,631
Axalta Coating Systems Ltd.(d)	29,754	867,627
BASF SE	21,495	1,907,320
Celanese Corp.	21,963	2,503,782
CF Industries Holdings, Inc.	8,381	456,262
Chemours Co. (The)	18,884	744,785
Covestro AG(c)	13,657	1,105,497
Daicel Corp.	15,200	176,564
DowDuPont, Inc.	40,740	2,619,989
Eastman Chemical Co.	5,406	517,462
Ecolab, Inc.	19,832	3,109,261
Evonik Industries AG	11,971	428,142
Frutarom Industries Ltd.	3,873	401,841
International Flavors & Fragrances, Inc.	2,485	345,713
Israel Chemicals Ltd.	83,921	508,997
Johnson Matthey plc	1,079	50,069
Koninklijke DSM NV	6,830	723,388

Security	Shares	Value
Chemicals (continued)
LyondellBasell Industries NV, Class A	15,108	$1,548,721
Methanex Corp.	883	69,702
Mitsubishi Chemical Holdings Corp.	63,600	608,689
Mitsubishi Gas Chemical Co., Inc.	11,000	234,168
Mitsui Chemicals, Inc.	3,600	90,018
Nitto Denko Corp.	4,300	322,392
Nutrien Ltd.	17,454	1,007,796
PPG Industries, Inc.	25,863	2,822,429
Sherwin-Williams Co. (The)	7,738	3,522,415
Shin-Etsu Chemical Co. Ltd.	4,600	406,678
Showa Denko KK	4,600	253,734
Sumitomo Chemical Co. Ltd.	63,000	368,698
Teijin Ltd.	8,600	164,938
Tosoh Corp.	20,600	317,280
Westlake Chemical Corp.	422	35,072

		30,392,544
Commercial Services & Supplies — 0.2%
Brambles Ltd.	48,357	380,840
Cintas Corp.	4,461	882,431
Copart, Inc.(d)	3,413	175,872
ISS A/S	2,380	83,617
Secom Co. Ltd.	200	16,298
Societe BIC SA	1,524	139,521

		1,678,579
Construction & Engineering — 0.7%
Fluor Corp.	36,206	2,103,569
Jacobs Engineering Group, Inc.	30,885	2,362,702
Kajima Corp.	5,000	72,703
Taisei Corp.	4,200	191,450

		4,730,424
Construction Materials — 0.5%
CRH plc	14,231	465,558
HeidelbergCement AG	7,046	550,347
James Hardie Industries plc, CDI	11,321	171,485
LafargeHolcim Ltd. (Registered)(d)	5,763	285,308
Martin Marietta Materials, Inc.	3,358	610,988
Vulcan Materials Co.	10,834	1,204,741

		3,288,427
Consumer Finance — 0.4%
Acom Co. Ltd.	4,000	16,126
Ally Financial, Inc.	4,766	126,061
American Express Co.	9,845	1,048,394
Capital One Financial Corp.	5,761	546,892
Discover Financial Services	7,743	591,952
Synchrony Financial	11,607	360,746

		2,690,171
Containers & Packaging — 0.2%
Ball Corp.	5,528	243,177
CCL Industries, Inc., Class B	20,104	906,170

		1,149,347
Diversified Consumer Services — 0.1%
H&R Block, Inc.	12,983	334,312

Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(d)	7,642	1,636,229
Groupe Bruxelles Lambert SA	2,024	212,162
ORIX Corp.	76,600	1,240,279
Standard Life Aberdeen plc	30,677	122,236
Voya Financial, Inc.	10,145	503,902

		3,714,808

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Electric Utilities — 0.2%
Chubu Electric Power Co., Inc.	21,700	$328,710
Chugoku Electric Power Co., Inc. (The)	3,400	43,693
CLP Holdings Ltd.	16,500	193,227
Fortum OYJ	12,641	316,801
Kansai Electric Power Co., Inc. (The)	25,600	386,407
Kyushu Electric Power Co., Inc.	6,900	83,400
Power Assets Holdings Ltd.	4,000	27,804
Red Electrica Corp. SA	4,518	94,451
Tokyo Electric Power Co. Holdings, Inc.(d)	37,000	181,821

		1,656,314
Electronic Equipment, Instruments & Components — 0.1%
CDW Corp.	1,501	133,469
Hitachi Ltd.	5,800	197,151

		330,620
Energy Equipment & Services — 0.1%
John Wood Group plc	26,587	266,741
TechnipFMC plc	2,036	63,625

		330,366
Equity Real Estate Investment Trusts (REITs) — 0.4%
Simon Property Group, Inc.	3,278	579,387
SL Green Realty Corp.	949	92,556
Stockland	25,446	76,439
Weyerhaeuser Co.	54,598	1,761,877

		2,510,259
Food & Staples Retailing — 0.1%
Alimentation Couche-Tard, Inc., Class B	3,250	162,569
Koninklijke Ahold Delhaize NV	17,395	399,085

		561,654
Food Products — 2.1%
a2 Milk Co. Ltd.(d)	28,648	213,697
Ajinomoto Co., Inc.	11,800	202,699
Archer-Daniels-Midland Co.	15,734	790,948
Barry Callebaut AG (Registered)	64	121,193
Campbell Soup Co.	13,330	488,278
Chocoladefabriken Lindt & Spruengli AG	18	125,973
Conagra Brands, Inc.	30,430	1,033,707
Danone SA	3,573	277,677
General Mills, Inc.	24,260	1,041,239
Hershey Co. (The)	6,147	626,994
Hormel Foods Corp.	10,386	409,208
JM Smucker Co. (The)	5,840	599,242
Kellogg Co.	6,763	473,545
Kikkoman Corp.	9,000	536,010
Kraft Heinz Co. (The)	18,211	1,003,608
MEIJI Holdings Co. Ltd.	3,600	241,963
Mondelez International, Inc., Class A	19,213	825,391
Nestle SA (Registered)	46,754	3,891,645
Nissin Foods Holdings Co. Ltd.	700	48,151
Saputo, Inc.	8,665	257,740
Toyo Suisan Kaisha Ltd.	1,200	46,587
Tyson Foods, Inc., Class A	16,458	979,745
Yakult Honsha Co. Ltd.	400	32,804
Yamazaki Baking Co. Ltd.	10,200	204,327

		14,472,371
Gas Utilities — 0.1%
Hong Kong & China Gas Co. Ltd.	110,000	218,026
Osaka Gas Co. Ltd.	2,900	56,627
Tokyo Gas Co. Ltd.	16,200	398,488

		673,141
Health Care Equipment & Supplies — 0.4%
Cochlear Ltd.	4,540	658,282

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Coloplast A/S, Class B	4,084	$417,203
Hoya Corp.	7,500	445,432
Koninklijke Philips NV	22,970	1,047,007

		2,567,924
Health Care Providers & Services — 2.4%
Aetna, Inc.	9,682	1,963,994
Alfresa Holdings Corp.	4,900	131,250
Anthem, Inc.	2,701	740,209
Centene Corp.(d)	4,088	591,861
Cigna Corp.	6,211	1,293,441
CVS Health Corp.	13,161	1,036,034
DaVita, Inc.(d)	3,610	258,584
Express Scripts Holding Co.(d)	10,516	999,125
Fresenius Medical Care AG & Co. KGaA	10,323	1,060,622
Fresenius SE & Co. KGaA	5,005	367,018
HCA Healthcare, Inc.	9,395	1,307,032
Humana, Inc.	4,447	1,505,399
McKesson Corp.	1,425	189,026
Quest Diagnostics, Inc.	3,973	428,726
Suzuken Co. Ltd.	4,400	208,776
UnitedHealth Group, Inc.	16,869	4,487,829
Universal Health Services, Inc., Class B	1,802	230,368

		16,799,294
Hotels, Restaurants & Leisure — 2.0%
Aristocrat Leisure Ltd.	34,175	701,850
Chipotle Mexican Grill, Inc.(d)	2,046	929,948
Darden Restaurants, Inc.	8,494	944,448
Domino’s Pizza, Inc.	5,107	1,505,544
Flight Centre Travel Group Ltd.	354	13,594
Marriott International, Inc., Class A	1,144	151,042
McDonald’s Corp.	23,397	3,914,084
Oriental Land Co. Ltd.	1,300	135,921
Paddy Power Betfair plc	399	34,050
Starbucks Corp.	47,761	2,714,735
Yum! Brands, Inc.	26,116	2,374,206

		13,419,422
Household Durables — 0.1%
Sony Corp.	8,300	504,538

Household Products — 1.9%
Church & Dwight Co., Inc.	9,478	562,709
Clorox Co. (The)	10,533	1,584,268
Colgate-Palmolive Co.	2,013	134,770
Essity AB, Class B	53,239	1,336,368
Henkel AG & Co. KGaA	5,018	532,349
Kimberly-Clark Corp.	18,555	2,108,590
Lion Corp.	8,000	177,677
Procter & Gamble Co. (The)	66,140	5,504,832
Reckitt Benckiser Group plc	10,599	968,219
Unicharm Corp.	2,400	79,406

		12,989,188
Independent Power and Renewable Electricity Producers — 0.0%
Electric Power Development Co. Ltd.	3,900	107,951
Uniper SE	2,475	76,192

		184,143
Industrial Conglomerates — 0.2%
CK Hutchison Holdings Ltd.	41,500	477,696
Jardine Matheson Holdings Ltd.	6,400	401,518
Jardine Strategic Holdings Ltd.	5,600	203,247
NWS Holdings Ltd.	9,000	17,790
Siemens AG (Registered)	3,891	497,517

		1,597,768

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance — 4.5%
Admiral Group plc	7,755	$210,217
Aegon NV	103,979	674,880
Ageas	33,410	1,796,077
AIA Group Ltd.	170,400	1,519,443
Allianz SE (Registered)	10,773	2,397,712
Allstate Corp. (The)	14,024	1,384,169
American Financial Group, Inc.	1,589	176,331
American International Group, Inc.	11,833	629,989
Arthur J Gallagher & Co.	1,929	143,595
Athene Holding Ltd., Class A(d)	14,375	742,613
Aviva plc	187,959	1,199,267
AXA SA	33,225	890,287
Brighthouse Financial, Inc.(d)	2,422	107,149
Dai-ichi Life Holdings, Inc.	25,500	531,555
Direct Line Insurance Group plc	88,057	371,671
Everest Re Group Ltd.	1,116	254,973
Fairfax Financial Holdings Ltd.	748	406,381
Gjensidige Forsikring ASA	14,434	243,271
Hannover Rueck SE	4,458	629,239
Hartford Financial Services Group, Inc. (The)	14,639	731,364
Japan Post Holdings Co. Ltd.	35,500	422,493
Legal & General Group plc	302,207	1,031,672
Lincoln National Corp.	12,077	817,130
Loews Corp.	5,069	254,616
Manulife Financial Corp.	47,012	840,403
Marsh & McLennan Cos., Inc.	7,045	582,762
MetLife, Inc.	23,024	1,075,681
MS&AD Insurance Group Holdings, Inc.	20,300	678,101
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	5,050	1,115,476
Principal Financial Group, Inc.	8,110	475,165
Progressive Corp. (The)	15,651	1,111,847
Prudential Financial, Inc.	4,047	410,042
Prudential plc	67,975	1,558,534
QBE Insurance Group Ltd.	99,176	796,618
Reinsurance Group of America, Inc.	674	97,433
Sompo Holdings, Inc.	17,200	732,874
Sony Financial Holdings, Inc.	1,000	22,052
Sun Life Financial, Inc.	26,724	1,062,422
T&D Holdings, Inc.	16,900	279,097
Tokio Marine Holdings, Inc.	20,900	1,037,551
Torchmark Corp.	686	59,469
Travelers Cos., Inc. (The)	6,651	862,701
Unum Group	19,891	777,141

		31,141,463
Internet & Direct Marketing Retail — 0.7%(d)
Amazon.com, Inc.	2,259	4,524,777
Netflix, Inc.	241	90,165

		4,614,942
Internet Software & Services — 0.8%
Alphabet, Inc., Class A(d)	1,204	1,453,324
Alphabet, Inc., Class C(d)	1,579	1,884,489
Facebook, Inc., Class A(d)	10,577	1,739,493
REA Group Ltd.	558	34,620
Shopify, Inc., Class A(d)	1,295	212,851

		5,324,777
IT Services — 0.8%
Automatic Data Processing, Inc.	7,039	1,060,496
Broadridge Financial Solutions, Inc.	852	112,421
Capgemini SE	2,433	306,309
Computershare Ltd.	45,000	648,053
Fiserv, Inc.(d)	3,023	249,035

Security	Shares	Value
IT Services (continued)
Fujitsu Ltd.	9,500	$676,777
International Business Machines Corp.	5,472	827,421
Mastercard, Inc., Class A	1,000	222,610
Nomura Research Institute Ltd.	400	20,199
NTT Data Corp.	3,000	41,530
Otsuka Corp.	3,200	119,360
Paychex, Inc.	927	68,274
Visa, Inc., Class A	6,409	961,927
Wirecard AG	1,206	260,917

		5,575,329
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	1,742	122,881
Illumina, Inc.(d)	1,626	596,839
Lonza Group AG (Registered)(d)	717	245,284
Mettler-Toledo International, Inc.(d)	252	153,463
QIAGEN NV(d)	13,775	521,694
Thermo Fisher Scientific, Inc.	4,191	1,022,939
Waters Corp.(d)	1,113	216,679

		2,879,779
Marine — 0.0%
Kuehne + Nagel International AG (Registered)	73	11,583

Media — 0.3%
CBS Corp. (Non-Voting), Class B	1,681	96,573
Charter Communications, Inc., Class A(d)	121	39,432
Comcast Corp., Class A	24,526	868,466
I-CABLE Communications Ltd.(d)	12,579	284
Modern Times Group MTG AB, Class B	52	1,906
News Corp., Class A	4,056	53,499
ProSiebenSat.1 Media SE	1,800	46,634
Walt Disney Co. (The)	9,193	1,075,029

		2,181,823
Metals & Mining — 0.7%
Anglo American plc	21,066	471,267
BHP Billiton Ltd.	25,116	625,662
BHP Billiton plc	35,262	769,473
Fresnillo plc	55,087	588,403
Glencore plc(d)	202,061	871,020
Rio Tinto Ltd.	1,702	96,797
Rio Tinto plc	27,611	1,392,742
Steel Dynamics, Inc.	3,014	136,203

		4,951,567
Multiline Retail — 0.0%
Nordstrom, Inc.	1,860	111,247

Multi-Utilities — 0.5%
AGL Energy Ltd.	224,363	3,164,943

Oil, Gas & Consumable Fuels — 4.6%
Anadarko Petroleum Corp.	10,878	733,286
BP plc	264,584	2,027,969
Cabot Oil & Gas Corp.	4,929	111,001
Canadian Natural Resources Ltd.	12,183	398,036
Chevron Corp.	6,669	815,485
ConocoPhillips	11,532	892,577
Devon Energy Corp.	3,859	154,128
Eni SpA	111,930	2,109,833
EOG Resources, Inc.	367	46,818
Equinor ASA	47,351	1,331,333
Exxon Mobil Corp.	11,476	975,689
Galp Energia SGPS SA	112,714	2,234,875
Hess Corp.	3,258	233,208

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
HollyFrontier Corp.	1,116	$78,008
Husky Energy, Inc.	1,689	29,657
Idemitsu Kosan Co. Ltd.	12,500	661,806
JXTG Holdings, Inc.	257,600	1,948,434
Longview Energy Co. (Acquired 08/13/04, cost $48,000)(b)(d)(e)	3,200	6,432
Marathon Oil Corp.	10,109	235,338
Marathon Petroleum Corp.	3,727	298,048
Matador Resources Co.(d)	939	31,034
Neste OYJ	7,415	611,184
Newfield Exploration Co.(d)	8,383	241,682
Occidental Petroleum Corp.	1,286	105,671
Oil Search Ltd.	2,092	13,665
OMV AG	17,729	994,580
Phillips 66	216	24,348
Repsol SA	140,410	2,795,187
Royal Dutch Shell plc, Class A	99,925	3,426,275
Royal Dutch Shell plc, Class B	89,576	3,135,748
Showa Shell Sekiyu KK	62,400	1,323,694
Suncor Energy, Inc.	2,815	108,926
TOTAL SA	48,311	3,141,218
Valero Energy Corp.	2,416	274,820
Woodside Petroleum Ltd.	4,604	128,437

		31,678,430
Paper & Forest Products — 0.0%
West Fraser Timber Co. Ltd.	3,707	210,972

Personal Products — 1.2%
Coty, Inc., Class A	13,031	163,670
Estee Lauder Cos., Inc. (The), Class A	13,109	1,905,000
Kao Corp.	9,900	799,700
Kose Corp.	1,700	323,927
L’Oreal SA	5,865	1,413,976
Pola Orbis Holdings, Inc.	9,500	346,970
Shiseido Co. Ltd.	12,100	937,120
Unilever NV, CVA	35,168	1,956,214
Unilever plc	6,211	341,196

		8,187,773
Pharmaceuticals — 5.0%
Allergan plc	9,122	1,737,559
Astellas Pharma, Inc.	76,400	1,334,171
AstraZeneca plc	9,424	734,545
Aurora Cannabis, Inc.(b)(d)	90	—
Aurora Cannabis, Inc.(d)	3,061	29,410
Bausch Health Cos., Inc.(d)	9,985	256,418
Bayer AG (Registered)	10,390	921,600
Bristol-Myers Squibb Co.	43,688	2,712,151
Chugai Pharmaceutical Co. Ltd.	1,000	64,283
Daiichi Sankyo Co. Ltd.	10,200	442,149
Eisai Co. Ltd.	3,800	370,185
Eli Lilly & Co.	24,803	2,661,610
GlaxoSmithKline plc	32,509	651,959
H Lundbeck A/S	5,322	328,519
Hisamitsu Pharmaceutical Co., Inc.	500	38,346
Jazz Pharmaceuticals plc(d)	1,943	326,677
Johnson & Johnson	29,941	4,136,948
Merck & Co., Inc.	53,112	3,767,765
Merck KGaA	364	37,609
Mylan NV(d)	8,867	324,532
Nektar Therapeutics(d)	9,706	591,678
Novartis AG (Registered)	7,852	675,888
Novo Nordisk A/S, Class B	27,274	1,283,653

Security	Shares	Value
Pharmaceuticals (continued)
Otsuka Holdings Co. Ltd.	1,600	$80,703
Perrigo Co. plc	2,315	163,902
Pfizer, Inc.	102,839	4,532,115
Roche Holding AG	4,016	971,131
Sanofi	25,443	2,273,261
Shionogi & Co. Ltd.	9,800	640,623
Sumitomo Dainippon Pharma Co. Ltd.	11,400	261,818
Taisho Pharmaceutical Holdings Co. Ltd.	1,300	159,034
Takeda Pharmaceutical Co. Ltd.	4,000	171,032
Teva Pharmaceutical Industries Ltd., ADR	7,951	171,264
UCB SA	7,760	697,344
Zoetis, Inc.	10,674	977,311

		34,527,193
Professional Services — 0.9%
Adecco Group AG (Registered)	20,453	1,075,160
Equifax, Inc.	2,741	357,892
Nielsen Holdings plc	5,096	140,955
Randstad NV	3,879	207,040
Recruit Holdings Co. Ltd.	22,600	754,873
RELX plc(d)	9,357	196,583
Robert Half International, Inc.	16,096	1,132,837
SGS SA (Registered)	484	1,274,340
Verisk Analytics, Inc.(d)	1,316	158,644
Wolters Kluwer NV	17,220	1,073,494

		6,371,818
Real Estate Management & Development — 0.1%
Daito Trust Construction Co. Ltd.	1,600	206,186
Daiwa House Industry Co. Ltd.	4,600	136,315

		342,501
Road & Rail — 0.1%
Central Japan Railway Co.	2,900	603,774

Semiconductors & Semiconductor Equipment — 0.0%
Tokyo Electron Ltd.	700	96,474

Software — 7.1%
Activision Blizzard, Inc.	22,537	1,874,853
Adobe Systems, Inc.(d)	13,010	3,512,050
ANSYS, Inc.(d)	206	38,456
Autodesk, Inc.(d)	7,122	1,111,815
BlackBerry Ltd.(d)	3,125	35,371
CA, Inc.	22,556	995,847
Cadence Design Systems, Inc.(d)	14,993	679,483
CDK Global, Inc.	15,909	995,267
Check Point Software Technologies Ltd.(d)	7,345	864,286
Citrix Systems, Inc.(d)	12,732	1,415,289
Constellation Software, Inc.	824	605,964
Dassault Systemes SE	2,419	361,973
Dell Technologies, Inc., Class V(d)	12,447	1,208,853
Electronic Arts, Inc.(d)	9,250	1,114,533
Fortinet, Inc.(d)	10,353	955,271
Intuit, Inc.	13,417	3,051,026
Konami Holdings Corp.	2,600	101,806
Microsoft Corp.	120,796	13,815,439
Nintendo Co. Ltd.	1,200	436,600
Open Text Corp.	4,568	173,822
Oracle Corp.	83,753	4,318,305
Red Hat, Inc.(d)	9,119	1,242,737
salesforce.com, Inc.(d)	15,012	2,387,358
SAP SE	16,683	2,051,401
ServiceNow, Inc.(d)	5,563	1,088,290
Splunk, Inc.(d)	6,436	778,177

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Software (continued)
Symantec Corp.	22,135	$471,033
Take-Two Interactive Software, Inc.(d)	3,263	450,261
Temenos AG (Registered)(d)	2,235	364,020
Trend Micro, Inc.	3,300	212,268
Ubisoft Entertainment SA(d)	1,619	174,821
VMware, Inc., Class A(d)	6,755	1,054,185
Workday, Inc., Class A(d)	5,114	746,542

		48,687,402
Specialty Retail — 2.4%
Advance Auto Parts, Inc.	1,730	291,211
AutoZone, Inc.(d)	945	733,036
Best Buy Co., Inc.	14,922	1,184,210
Fast Retailing Co. Ltd.	300	151,980
Gap, Inc. (The)	25,341	731,088
Hennes & Mauritz AB, Class B	10,071	186,113
Home Depot, Inc. (The)	18,715	3,876,812
L Brands, Inc.	20,472	620,302
Lowe’s Cos., Inc.	17,410	1,999,016
O’Reilly Automotive, Inc.(d)	2,846	988,473
Ross Stores, Inc.	10,011	992,090
Tiffany & Co.	6,441	830,696
TJX Cos., Inc. (The)	15,361	1,720,739
Tractor Supply Co.	13,088	1,189,437
Ulta Beauty, Inc.(d)	4,473	1,261,923

		16,757,126
Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	37,276	8,414,684

Textiles, Apparel & Luxury Goods — 0.9%
adidas AG	4,227	1,033,753
Asics Corp.	6,000	89,482
Gildan Activewear, Inc.	43,376	1,319,767
HUGO BOSS AG	3,532	271,735
Kering SA	866	464,483
Lululemon Athletica, Inc.(d)	1,006	163,465
LVMH Moet Hennessy Louis Vuitton SE	2,510	886,961
NIKE, Inc., Class B	18,192	1,541,226
Pandora A/S	1,058	66,071
Puma SE	185	91,280
Ralph Lauren Corp.	2,213	304,398
VF Corp.	142	13,270

		6,245,891
Tobacco — 0.4%
Altria Group, Inc.	13,412	808,878
British American Tobacco plc	434	20,233
Japan Tobacco, Inc.	27,900	728,561
Philip Morris International, Inc.	2,981	243,071
Swedish Match AB	14,494	740,865

		2,541,608
Trading Companies & Distributors — 0.0%
United Rentals, Inc.(d)	978	160,001

Transportation Infrastructure — 0.3%
Auckland International Airport Ltd.	145,398	703,476
Transurban Group(f)	128,665	1,042,744

		1,746,220

Total Common Stocks — 61.5% (Cost: $392,836,586)		423,148,576

Security	Beneficial Interest (000)		Value
Other Interests — 0.0%(b)(d)(h)(g)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.	USD	300	$—

Total Other Interests — 0.0%			—

		Shares
Preferred Stocks — 0.0%
Chemicals — 0.0%
Fuchs Petrolub SE (Preference)		342	19,085

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Preference)		519	84,125

Household Products — 0.0%
Henkel AG & Co. KGaA (Preference)		902	105,760

Total Preferred Stocks — 0.0% (Cost: $216,042)			208,970

		Par (000)
U.S. Treasury Obligations — 20.6%
U.S. Treasury Bonds, 8.75%, 08/15/20	USD	35,371	39,164,760
U.S. Treasury Notes:
2.00%, 01/31/20		28,253	27,984,110
3.63%, 02/15/20		38,000	38,440,859
1.13%, 08/31/21		38,000	36,138,594

Total U.S. Treasury Obligations — 20.6% (Cost: $143,865,609)			141,728,323

Total Long-Term Investments — 82.1% (Cost: $537,077,744)			565,085,869

		Shares
Short-Term Securities — 2.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97%(i)(j)		20,008,118	20,008,118

Total Short-Term Securities — 2.9% (Cost: $20,008,118)			20,008,118

Total Investments — 85.0% (Cost: $557,085,862)			585,093,987
Other Assets Less Liabilities — 15.0%			103,398,363

Net Assets — 100.0%			$688,492,350

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $6,432, representing less than 0.05% of its net assets as of period end, and an original cost of $48,000.

(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund

(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Annualized 7-day yield as of period end.
(j)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/2018	Value at 09/30/2018	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	35,575,862	(15,567,744)	20,008,118	$20,008,118	$587,528		$85	$—
SL Liquidity Series, LLC, Money Market Series	219,299	(219,299)	—	—	2,627	(b)	159	—

				$20,008,118	$590,155		$244	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Amsterdam Exchange Index	621	10/19/18	$79,232	$741,098
Nikkei 225 Index	98	12/13/18	20,804	1,727,975
TOPIX Index	516	12/13/18	82,541	6,104,291
Australia 10 Year Bond	1,903	12/17/18	177,248	(1,254,623)
DAX Index	279	12/21/18	99,136	1,620,206
FTSE 100 Index	100	12/21/18	9,758	66,759
FTSE/MIB Index	197	12/21/18	23,651	(39,260)
S&P 500 E-Mini Index	119	12/21/18	17,368	51,206
Long Gilt	692	12/27/18	109,082	(1,078,491)

				7,939,161

Short Contracts
CAC 40 10 Euro Index	661	10/19/18	42,129	(1,096,113)
IBEX 35 Index	510	10/19/18	55,471	79,018
OMXS30 Index	1,597	10/19/18	29,829	(276,788)
Hang Seng Index	17	10/30/18	3,027	(24,742)
MSCI Singapore Index	1,884	10/30/18	51,026	(820,596)
Euro-BTP	19	12/06/18	2,732	55,353
Euro-Bund	343	12/06/18	63,237	320,430
Canada 10 Year Bond	456	12/18/18	46,820	725,849
U.S. Treasury 10 Year Note	2,475	12/19/18	293,984	905,125
U.S. Treasury Ultra Bond	319	12/19/18	49,216	1,980,372
S&P/TSX 60 Index	103	12/20/18	15,156	(85,141)
SPI 200 Index	235	12/20/18	26,304	(119,659)
MSCI EAFE E-Mini Index	1,516	12/21/18	149,743	(2,700,321)
S&P 500 E-Mini Index	2,302	12/21/18	335,977	(1,010,551)

				(2,067,764)

				$5,871,397

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	116,000	USD	83,756	JP Morgan Chase Bank NA	12/19/18	$146
AUD	102,678,066	USD	74,209,227	Morgan Stanley & Co. International plc	12/19/18	57,301
CAD	4,519,000	USD	3,493,838	JP Morgan Chase Bank NA	12/19/18	10,864
KRW	6,982,191,000	USD	6,222,432	JP Morgan Chase Bank NA	12/19/18	81,572
KRW	3,048,604,000	USD	2,731,188	Morgan Stanley & Co. International plc	12/19/18	21,302
MXN	66,832,000	USD	3,484,790	JP Morgan Chase Bank NA	12/19/18	42,577
MXN	181,182,000	USD	9,463,201	Morgan Stanley & Co. International plc	12/19/18	99,516
NOK	12,520,000	USD	1,543,588	JP Morgan Chase Bank NA	12/19/18	60
USD	5,814,311	AUD	8,021,000	JP Morgan Chase Bank NA	12/19/18	12,762
USD	3,990,015	CHF	3,827,000	Morgan Stanley & Co. International plc	12/19/18	60,280
USD	2,357,057	CNY	16,168,000	Barclays Bank plc	12/19/18	15,335
USD	1,422,216	CZK	30,946,000	Morgan Stanley & Co. International plc	12/19/18	20,999
USD	85,412,671	EUR	72,539,000	Morgan Stanley & Co. International plc	12/19/18	621,400
USD	520,036	EUR	441,000	UBS AG	12/19/18	4,548
USD	2,018,089	GBP	1,533,000	JP Morgan Chase Bank NA	12/19/18	12,223
USD	22,943,778	GBP	17,441,000	Morgan Stanley & Co. International plc	12/19/18	122,963
USD	2,235,805	JPY	248,964,000	JP Morgan Chase Bank NA	12/19/18	30,272
USD	14,920,604	JPY	1,652,854,000	Morgan Stanley & Co. International plc	12/19/18	278,234
USD	2,846,692	MYR	11,791,000	UBS AG	12/19/18	1,305
USD	8,060,098	PLN	29,479,000	JP Morgan Chase Bank NA	12/19/18	48,000
USD	1,497,762	PLN	5,503,000	Morgan Stanley & Co. International plc	12/19/18	2,101
ZAR	64,471,000	USD	4,340,096	Morgan Stanley & Co. International plc	12/19/18	171,039

						1,714,799

AUD	3,518,000	USD	2,559,394	Morgan Stanley & Co. International plc	12/19/18	(14,843)
CHF	5,183,000	USD	5,409,615	Morgan Stanley & Co. International plc	12/19/18	(87,478)
CZK	430,200,000	USD	19,771,129	Morgan Stanley & Co. International plc	12/19/18	(291,920)
EUR	13,146,000	USD	15,533,874	JP Morgan Chase Bank NA	12/19/18	(167,435)
EUR	41,100,000	USD	48,394,116	Morgan Stanley & Co. International plc	12/19/18	(352,080)
GBP	2,311,000	USD	3,054,250	JP Morgan Chase Bank NA	12/19/18	(30,404)
GBP	1,252,000	USD	1,655,080	UBS AG	12/19/18	(16,891)
INR	1,610,924,000	USD	22,157,295	Barclays Bank plc	12/19/18	(224,338)
JPY	118,515,000	USD	1,056,366	JP Morgan Chase Bank NA	12/19/18	(6,461)
JPY	204,742,000	USD	1,850,009	Morgan Stanley & Co. International plc	12/19/18	(36,232)
PLN	8,798,000	USD	2,394,568	Morgan Stanley & Co. International plc	12/19/18	(3,359)
SEK	1,467,000	USD	166,465	Morgan Stanley & Co. International plc	12/19/18	(233)
USD	4,898,711	AUD	6,778,000	Morgan Stanley & Co. International plc	12/19/18	(3,783)
USD	6,763,507	BRL	28,344,000	Goldman Sachs International	12/19/18	(209,798)
USD	51,355,809	CAD	66,592,000	Morgan Stanley & Co. International plc	12/19/18	(289,484)
USD	9,596,998	KRW	10,712,351,000	Morgan Stanley & Co. International plc	12/19/18	(74,852)
USD	1,941,611	MXN	37,174,000	Morgan Stanley & Co. International plc	12/19/18	(20,418)
USD	10,895,713	MYR	45,239,000	Morgan Stanley & Co. International plc	12/19/18	(21,298)
USD	3,060,253	NOK	25,036,000	Morgan Stanley & Co. International plc	12/19/18	(26,549)
USD	878,129	NZD	1,334,000	Morgan Stanley & Co. International plc	12/19/18	(6,522)
USD	9,892,085	SEK	87,821,000	Morgan Stanley & Co. International plc	12/19/18	(59,326)
USD	388,038	SGD	530,000	Morgan Stanley & Co. International plc	12/19/18	(331)
USD	3,875,400	THB	125,873,000	Goldman Sachs International	12/19/18	(26,781)
USD	8,135,332	THB	263,985,000	Morgan Stanley & Co. International plc	12/19/18	(48,451)
USD	1,304,365	ZAR	19,376,000	Morgan Stanley & Co. International plc	12/19/18	(51,404)

						(2,070,671)

	Net Unrealized Depreciation					$(355,872)

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
8.12%	Monthly	28 day MXIBTIIE	Monthly	03/20/19 (a)	03/13/24	MXN	998,000	$(418,917)	$1	$(418,918)
0.46%	Annual	6 month EURIBOR	Semi-Annual	03/20/19 (a)	03/20/24	EUR	77,000	310,954	5,740	305,214
0.70%	Annual	3 month STIBOR	Quarterly	03/20/19 (a)	03/20/24	SEK	589,000	289,107	(51,116)	340,223
2.62%	Annual	6 month WIBOR	Semi-Annual	03/20/19 (a)	03/20/24	PLN	431,151	269,975	—	269,975
2.70%	Annual	6 month WIBOR	Semi-Annual	03/20/19 (a)	03/20/24	PLN	140,000	(49,032)	—	(49,032)
2.94%	Quarterly	3 month HIBOR	Quarterly	03/20/19 (a)	03/20/24	HKD	232,000	45,565	—	45,565
3 month BA	Semi-Annual	2.68%	Semi-Annual	03/20/19 (a)	03/20/24	CAD	97,000	(348,825)	8,971	(357,796)
3 month JIBAR	Quarterly	8.32%	Quarterly	03/20/19 (a)	03/20/24	ZAR	1,742,000	759,132	—	759,132
3 month JIBAR	Quarterly	8.39%	Quarterly	03/20/19 (a)	03/20/24	ZAR	3,243,000	2,058,933	—	2,058,933
3.04%	Semi-Annual	3 month LIBOR	Quarterly	03/20/19 (a)	03/20/24	USD	65,000	245,589	10,976	234,613
6 month BBR	Semi-Annual	2.48%	Semi-Annual	03/20/19 (a)	03/20/24	AUD	31,000	(99,276)	775	(100,051)
6 month BBR	Semi-Annual	2.48%	Semi-Annual	03/20/19 (a)	03/20/24	AUD	223,000	(676,775)	(70,948)	(605,827)
6 month BBR	Semi-Annual	2.65%	Semi-Annual	03/20/19 (a)	03/20/24	AUD	66,500	170,427	—	170,427
6 month BBR	Semi-Annual	2.65%	Semi-Annual	03/20/19 (a)	03/20/24	AUD	66,500	170,427	—	170,427
6 month LIBOR	Semi-Annual	1.46%	Semi-Annual	03/20/19 (a)	03/20/24	GBP	122,000	(541,813)	32,489	(574,302)

								$2,185,471	$(63,112)	$2,248,583

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	11.07%	At Termination	BNP Paribas SA	N/A		01/02/23	BRL	111,858	$217,125	$—	$217,125
1 day BZDIOVER	At Termination	11.60%	At Termination	Morgan Stanley & Co. International plc	N/A		01/02/23	BRL	134,970	933,168	—	933,168
1.96%	Quarterly	3 month CD_KSDA	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	KRW	85,316,000	417,654	—	417,654
2.03%	Quarterly	3 month CD_KSDA	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	KRW	31,807,419	71,348	—	71,348
2.04%	Quarterly	3 month CD_KSDA	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	KRW	12,088,632	18,140	—	18,140
3.40%	Quarterly	1 week CNREPOFI	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	CNY	576,000	(204,784)	—	(204,784)
3.41%	Quarterly	1 week CNREPOFI	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	CNY	220,896	(98,984)	—	(98,984)
3.46%	Quarterly	1 week CNREPOFI	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	CNY	232,830	(173,611)	—	(173,611)
7.49%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	1,391,000	40,609	—	40,609
7.52%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	2,156,280	29,838	—	29,838
7.57%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	5,677,000	(74,005)	—	(74,005)
7.63%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	867,100	(37,935)	—	(37,935)
7.64%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	03/20/19	(a)	03/20/24	INR	2,467,900	(126,917)	—	(126,917)
2.03%	Quarterly	3 month CD_KSDA	Quarterly	BNP Paribas SA	03/20/19	(a)	03/20/24	KRW	63,621,200	137,314	—	137,314
3 month TWCPBA	Quarterly	1.02%	Quarterly	BNP Paribas SA	03/20/19	(a)	03/20/24	TWD	1,105,000	60,719	—	60,719
6 month THBFIX	Semi-Annual	2.36%	Semi-Annual	BNP Paribas SA	03/20/19	(a)	03/20/24	THB	1,617,000	180,929	—	180,929
3 month KLIBOR	Quarterly	3.98%	Quarterly	Citibank NA	03/20/19	(a)	03/20/24	MYR	264,942	(36,750)	—	(36,750)

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.05%	Quarterly	3 month CD_KSDA	Quarterly	Deutsche Bank AG	03/20/19	(a)	03/20/24	KRW	9,276,435	$12,604	$—	$12,604
7.50%	Semi-Annual	1 day MIBOR	Semi-Annual	Deutsche Bank AG	03/20/19	(a)	03/20/24	INR	2,977,720	73,867	—	73,867
3.41%	Quarterly	1 week CNREPOFI	Quarterly	Goldman Sachs Bank USA	03/20/19	(a)	03/20/24	CNY	194,000	(80,517)	—	(80,517)
1.97%	Quarterly	3 month CD_KSDA	Quarterly	Goldman Sachs International	03/20/19	(a)	03/20/24	KRW	59,540,264	264,945	—	264,945
3 month KLIBOR	Quarterly	3.98%	Quarterly	Goldman Sachs International	03/20/19	(a)	03/20/24	MYR	442,883	(73,341)	—	(73,341)
2.05%	Quarterly	3 month CD_KSDA	Quarterly	HSBC Bank USA NA	03/20/19	(a)	03/20/24	KRW	42,259,314	54,445	—	54,445
1.97%	Quarterly	3 month CD_KSDA	Quarterly	JP Morgan Chase Bank NA	03/20/19	(a)	03/20/24	KRW	40,800,000	182,418	—	182,418
1.98%	Quarterly	3 month CD_KSDA	Quarterly	JP Morgan Chase Bank NA	03/20/19	(a)	03/20/24	KRW	36,749,736	155,732	—	155,732
7.57%	Semi-Annual	1 day MIBOR	Semi-Annual	JP Morgan Chase Bank NA	03/20/19	(a)	03/20/24	INR	12,241,560	(166,295)	—	(166,295)
3.46%	Quarterly	1 week CNREPOFI	Quarterly	Morgan Stanley & Co. International plc	03/20/19	(a)	03/20/24	CNY	165,170	(123,160)	—	(123,160)

										$1,654,556	$—	$1,654,556

(a)	Forward Swap.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund(a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Taiwan Capitalization Weighted Stock Index Future October 2018	TWD	(382,808,948)	Merrill Lynch International & Co.	10/17/18	TWD	382,809	$(163,693)	$—	$(163,693)
Taiwan Capitalization Weighted Stock Index Future October 2018	TWD	(240,066,629)	Merrill Lynch International & Co.	10/17/18	TWD	240,067	(102,655)	—	(102,655)
KOSPI 200 Index Futures December 2018	KRW	11,492,894,550	Merrill Lynch International & Co.	12/13/18	KRW	11,492,895	310,936	—	310,936
KOSPI 200 Index Futures December 2018	KRW	6,734,689,800	Merrill Lynch International & Co.	12/13/18	KRW	6,734,690	182,204	—	182,204
KOSPI 200 Index Futures December 2018	KRW	17,349,146,550	Merrill Lynch International & Co.	12/13/18	KRW	17,349,147	469,374	—	469,374
KOSPI 200 Index Futures December 2018	KRW	1,541,146,950	Merrill Lynch International & Co.	12/13/18	KRW	1,541,147	38,092	—	38,092

							$734,258	$—	$734,258

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
1 day MIBOR	Mumbai Interbank Offered Rate	6.60%
1 week CNREPOFI	7 Day China Fixing Repo Rates	2.55%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.12%
3 month BA	3 month Canadian Bankers Acceptances	1.94%
3 month CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association	1.71%
3 month HIBOR	Hong Kong Interbank Offered Rate	2.28%
3 month JIBAR	Johannesburg Interbank Average Rate	7.00%
3 month KLIBOR	Kuala Lumpur Interbank Offered Rate	3.65%
3 month LIBOR	London Interbank Offered Rate	2.40%
3 month STIBOR	Stockholm Interbank Offered Rate	(0.46)%
3 month TWCPBA	Taiwan Secondary Markets Bills Rate	1.38%
6 month BBR	Australian Bank Bill Rate	2.60%
6 month EURIBOR	Euro Interbank Offered Rate	(0.27)%
6 month LIBOR	London Interbank Offered Rate	2.60%
6 month THBFIX	6 month Thai Baht Interest Rate Fixing	1.40%
6 month WIBOR	Warsaw Interbank Offered Rate	1.69%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$58,952	$(122,064)	$4,354,509	$(2,105,926)
OTC Swaps	—	—	3,851,461	(1,462,647)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$10,390,553	$—	$3,987,129	$—	$14,377,682
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,714,799	—	—	1,714,799
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	4,354,509	—	4,354,509
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	1,000,606	—	2,850,855	—	3,851,461

	$—	$—	$11,391,159	$1,714,799	$11,192,493	$—	$24,298,451

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$6,173,171	$—	$2,333,114	$—	$8,506,285
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,070,671	—	—	2,070,671
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	2,105,926	—	2,105,926
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	266,348	—	1,196,299	—	1,462,647

	$—	$—	$6,439,519	$2,070,671	$5,635,339	$—	$14,145,529

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(30,096,241)	$—	$15,547,595	$—	$(14,548,646)
Forward foreign currency exchange contracts	—	—	—	6,460,838	—	—	6,460,838
Swaps	—	—	2,158,826	—	25,157,746	—	27,316,572

	$—	$—	$(27,937,415)	$6,460,838	$40,705,341	$—	$19,228,764

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$3,443,271	$—	$170,729	$—	$3,614,000
Forward foreign currency exchange contracts	—	—	—	(1,694,242)	—	—	(1,694,242)
Swaps	—	—	521,421	—	(1,710,768)	—	(1,189,347)

	$—	$—	$3,964,692	$(1,694,242)	$(1,540,039)	$—	$730,411

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$525,817,623
Average notional value of contracts — short	$1,022,992,576
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$216,739,341
Average amounts sold — in USD	$157,600,315
Interest rate swaps:
Average notional value — pays fixed rate	$1,278,225,497
Average notional value — receives fixed rate	$1,328,872,975
Total return swaps:
Average notional value	$75,501,780

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$5,434,760	$5,579,267
Forward foreign currency exchange contracts	1,714,799	2,070,671
Swaps — Centrally cleared	1,711,590	—
Swaps — OTC(a)	3,851,461	1,462,647

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$12,712,610	$9,112,585
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,146,350)	(5,579,267)

Total derivative assets and liabilities subject to an MNA	$5,566,260	$3,533,318

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$577,589	$(577,589)	$—	$—	$—
Barclays Bank plc	15,335	(15,335)	—	—	—
BNP Paribas SA	596,087	—	—	—	596,087
Deutsche Bank AG	86,471	—	—	—	86,471
Goldman Sachs International	264,945	(264,945)	—	—	—
HSBC Bank USA NA	54,445	—	—	—	54,445
JP Morgan Chase Bank NA	576,626	(370,595)	—	(206,031)	—
Merrill Lynch International & Co.	1,000,606	(266,348)	—	(734,258)	—
Morgan Stanley & Co. International plc	2,388,303	(1,511,723)	—	—	876,580
UBS AG	5,853	(5,853)	—	—	—

	$5,566,260	$(3,012,388)	$—	$(940,289)	$1,613,583

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
Bank of America NA	$716,236	$(577,589)	$—	$—	$138,647
Barclays Bank plc	224,338	(15,335)	—	—	209,003
Citibank NA	36,750	—	—	(36,750)	—
Goldman Sachs Bank USA	80,517	—	—	—	80,517
Goldman Sachs International	309,920	(264,945)	—	—	44,975
JP Morgan Chase Bank NA	370,595	(370,595)	—	—	—
Merrill Lynch International & Co.	266,348	(266,348)	—	—	—
Morgan Stanley & Co. International plc	1,511,723	(1,511,723)	—	—	—
UBS AG	16,891	(5,853)	—	—	11,038

	$3,533,318	$(3,012,388)	$—	$(36,750)	$484,180

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$248,541	$—	$—	$248,541
Air Freight & Logistics	2,282,135	668,421	—	2,950,556
Airlines	1,017,872	1,382,176	—	2,400,048
Auto Components	5,939,187	1,454,730	—	7,393,917
Automobiles	4,212,157	2,199,724	—	6,411,881
Banks	16,168,271	15,705,472	—	31,873,743
Beverages	1,765,074	5,107,664	—	6,872,738
Biotechnology	10,993,504	1,724,007	—	12,717,511
Building Products	—	181,498	—	181,498
Capital Markets	5,817,053	3,176,156	—	8,993,209
Chemicals	21,385,039	9,007,505	—	30,392,544
Commercial Services & Supplies	1,197,824	480,755	—	1,678,579
Construction & Engineering	4,466,271	264,153	—	4,730,424
Construction Materials	1,815,729	1,472,698	—	3,288,427
Consumer Finance	2,674,045	16,126	—	2,690,171
Containers & Packaging	1,149,347	—	—	1,149,347
Diversified Consumer Services	334,312	—	—	334,312
Diversified Financial Services	2,140,131	1,574,677	—	3,714,808
Electric Utilities	—	1,656,314	—	1,656,314
Electronic Equipment, Instruments & Components	133,469	197,151	—	330,620
Energy Equipment & Services	63,625	266,741	—	330,366
Equity Real Estate Investment Trusts (REITs)	2,433,820	76,439	—	2,510,259
Food & Staples Retailing	162,569	399,085	—	561,654
Food Products	8,529,645	5,942,726	—	14,472,371
Gas Utilities	—	673,141	—	673,141
Health Care Equipment & Supplies	—	2,567,924	—	2,567,924
Health Care Providers & Services	15,031,628	1,767,666	—	16,799,294
Hotels, Restaurants & Leisure	12,568,057	851,365	—	13,419,422
Household Durables	—	504,538	—	504,538
Household Products	9,895,169	3,094,019	—	12,989,188
Independent Power and Renewable Electricity Producers	—	184,143	—	184,143
Industrial Conglomerates	—	1,597,768	—	1,597,768
Insurance	13,003,376	18,138,087	—	31,141,463
Internet & Direct Marketing Retail	4,614,942	—	—	4,614,942
Internet Software & Services	5,290,157	34,620	—	5,324,777
IT Services	3,502,184	2,073,145	—	5,575,329
Life Sciences Tools & Services	2,112,801	766,978	—	2,879,779
Marine	—	11,583	—	11,583
Media	2,132,999	48,824	—	2,181,823
Metals & Mining	136,203	4,815,364	—	4,951,567
Multiline Retail	111,247	—	—	111,247
Multi-Utilities	—	3,164,943	—	3,164,943
Oil, Gas & Consumable Fuels	5,787,760	25,884,238	6,432	31,678,430
Paper & Forest Products	210,972	—	—	210,972
Personal Products	2,068,670	6,119,103	—	8,187,773
Pharmaceuticals	22,389,340	12,137,853	—	34,527,193
Professional Services	1,986,911	4,384,907	—	6,371,818
Real Estate Management & Development	—	342,501	—	342,501
Road & Rail	—	603,774	—	603,774
Semiconductors & Semiconductor Equipment	—	96,474	—	96,474
Software	44,984,513	3,702,889	—	48,687,402
Specialty Retail	16,605,146	151,980	—	16,757,126
Technology Hardware, Storage & Peripherals	8,414,684	—	—	8,414,684
Textiles, Apparel & Luxury Goods	3,408,197	2,837,694	—	6,245,891
Tobacco	1,051,949	1,489,659	—	2,541,608

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) September 30, 2018	BlackRock Tactical Opportunities Fund

	Level 1	Level 2	Level 3	Total
Trading Companies & Distributors	$160,001	$—	$—	$160,001
Transportation Infrastructure	—	1,746,220	—	1,746,220
Preferred Stocks(a)	—	208,970	—	208,970
U.S. Treasury Obligations	—	141,728,323	—	141,728,323
Short-Term Securities	20,008,118	—	—	20,008,118

	$290,404,644	$294,682,911	$6,432	$585,093,987

Derivative Financial Instruments(b)
Assets:
Equity contracts	$10,390,553	$1,000,606	$—	$11,391,159
Foreign currency exchange contracts	—	1,714,799	—	1,714,799
Interest rate contracts	3,987,129	7,205,364	—	11,192,493
Liabilities:
Equity contracts	(6,173,171)	(266,348)	—	(6,439,519)
Foreign currency exchange contracts	—	(2,070,671)	—	(2,070,671)
Interest rate contracts	(2,333,114)	(3,302,225)	—	(5,635,339)

	$5,871,397	$4,281,525	$—	$10,152,922

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

September 30, 2018

BlackRock Tactical Opportunities Fund

ASSETS
Investments at value — unaffiliated (cost — $537,077,744)	$565,085,869
Investments at value — affiliated (cost — $20,008,118)	20,008,118
Cash	254,521
Cash pledged:
Collateral — OTC derivatives	50,000
Futures contracts	61,940,373
Centrally cleared swaps	16,311,000
Foreign currency at value (cost — $24,475,304)	24,544,525
Receivables:
Investments sold	4,467
Securities lending income — affiliated	471
Capital shares sold	572,901
Dividends — affiliated	22,330
Dividends — unaffiliated	846,215
Interest — unaffiliated	703,289
From the Manager	21,374
Variation margin on futures contracts	5,434,760
Variation margin on centrally cleared swaps	1,711,590
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,714,799
OTC swaps	3,851,461
Prepaid expenses	30,574
Other assets	79

Total assets	703,108,716

LIABILITIES
Cash received as collateral for OTC derivatives	1,520,000
Payables:
Administration fees	31,080
Board realignment and consolidation	18,976
Capital shares redeemed	2,636,309
Investment advisory fees	294,855
Trustees’ and Officer’s fees	4,794
Other affiliates	61,482
Professional fees	346,045
Service and distribution fees	75,035
Transfer agent fees	369,659
Other accrued expenses	145,546
Variation margin on futures contracts	5,579,267
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,070,671
OTC swaps	1,462,647

Total liabilities	14,616,366

NET ASSETS	$688,492,350

NET ASSETS CONSIST OF
Paid-in capital	$637,044,748
Undistributed net investment income	21,204,959
Accumulated net realized loss	(7,939,376)
Net unrealized appreciation (depreciation)	38,182,019

NET ASSETS	$688,492,350

NET ASSET VALUE
Institutional — Based on net assets of $220,710,640 and 14,293,467 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$15.44

Service — Based on net assets of $831,669 and 54,251 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$15.33

Investor A — Based on net assets of $237,441,661 and 15,509,310 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$15.31

Investor C — Based on net assets of $31,021,878 and 2,094,746 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$14.81

Class K — Based on net assets of $198,486,502 and 12,864,135 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$15.43

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statement of Operations

Year Ended September 30, 2018

BlackRock Tactical Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$587,528
Dividends — unaffiliated	9,452,843
Interest — unaffiliated	2,497,834
Securities lending income — affiliated — net	2,627
Foreign taxes withheld	(462,603)

Total investment income	12,078,229

EXPENSES
Investment advisory	3,641,178
Service and distribution — class specific	933,746
Transfer agent — class specific	881,968
Registration	292,281
Administration	277,316
Professional	210,258
Custodian	137,558
Accounting services	133,461
Administration — class specific	132,396
Printing	91,646
Trustees and Officer	22,556
Board realignment and consolidation	18,976
Miscellaneous	54,598

Total expenses	6,827,938

Less:
Administration fees waived — class specific	(31,490)
Fees waived and/or reimbursed by the Manager	(42,029)
Transfer agent fees waived and /or reimbursed — class specific	(36,997)

Total expenses after fees waived and/or reimbursed	6,717,422

Net investment income	5,360,807

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	159
Investments — unaffiliated	33,170,519
Capital gain distributions from investment companies — affiliated	85
Forward foreign currency exchange contracts	6,460,838
Foreign currency transactions	1,433,943
Futures contracts	(14,548,646)
Swaps	27,316,572

53,833,470

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,627,195
Forward foreign currency exchange contracts	(1,694,242)
Foreign currency translations	(834,910)
Futures contracts	3,614,000
Swaps	(1,189,347)

4,522,696

Net realized and unrealized gain	58,356,166

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,716,973

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Tactical Opportunities Fund
	Year Ended September 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,360,807	$2,670,125
Net realized gain	53,833,470	5,726,583
Net change in unrealized appreciation (depreciation)	4,522,696	29,149,380

Net increase in net assets resulting from operations	63,716,973	37,546,088

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(1,569,603)	(3,834,174)
Service	(6,689)	(25,177)
Investor A	(1,907,243)	(3,675,643)
Investor B	(503)	—
Investor C	(218,265)	(315,743)
Class K	(1,723,712)	(899,292)

Decrease in net assets resulting from distributions to shareholders	(5,426,015)	(8,750,029)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions before capital contributions	22,578,212	(22,547,617)
Capital contribution	—	532,884 (b)

Net increase (decrease) in net assets derived from capital share transactions	22,578,212	(22,014,733)

NET ASSETS
Total increase in net assets	80,869,170	6,781,326
Beginning of year	607,623,180	600,841,854

End of year	$688,492,350	$607,623,180

Undistributed (distributions in excess of) net investment income, end of year	$21,204,959	$(2,772,626)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	See Note 11 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Institutional
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.11	$13.41	$14.20	$15.52	$15.95

Net investment income(a)	0.14	0.09	0.07	0.06	0.04
Net realized and unrealized gain (loss)	1.31	0.82	(0.16)	(0.23)	1.04

Net increase (decrease) from investment operations	1.45	0.91	(0.09)	(0.17)	1.08

Distributions(b)
From net investment income	(0.12)	(0.23)	(0.51)	(0.35)	(0.20)
From net realized gain	—	—	(0.19)	(0.80)	(1.31)

Total distributions	(0.12)	(0.23)	(0.70)	(1.15)	(1.51)

Capital Contribution	—	0.02	—	—	—

Net asset value, end of year	$15.44	$14.11	$13.41	$14.20	$15.52

Total Return(c)
Based on net asset value	10.36%	7.05%	(0.71)%	(1.27)%	7.02%

Ratios to Average Net Assets(d)
Total expenses(e)	0.93%	0.92%	0.91%	0.84%	0.85%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89%	0.89%	0.87%	0.81%	0.82%

Net investment income	0.94%	0.65%	0.49%	0.40%	0.28%

Supplemental Data
Net assets, end of year (000)	$220,711	$189,242	$271,623	$265,521	$342,794

Portfolio turnover rate	265%	257%	359%	295%	181%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.05%	0.08%	0.11%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	0.84%	0.85%

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)
	Service
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.02	$13.34	$14.12	$15.44	$15.90

Net investment income (loss)(a)	0.10	0.05	0.02	0.01	(0.01)
Net realized and unrealized gain (loss)	1.32	0.81	(0.14)	(0.23)	1.02

Net increase (decrease) from investment operations	1.42	0.86	(0.12)	(0.22)	1.01

Distributions(b)
From net investment income	(0.11)	(0.20)	(0.47)	(0.30)	(0.16)
From net realized gain	—	—	(0.19)	(0.80)	(1.31)

Total distributions	(0.11)	(0.20)	(0.66)	(1.10)	(1.47)

Capital Contribution	—	0.02	—	—	—

Net asset value, end of year	$15.33	$14.02	$13.34	$14.12	$15.44

Total Return(c)
Based on net asset value	10.21%	6.66%	(0.95)%	(1.58)%	6.57%

Ratios to Average Net Assets(d)
Total expenses(e)	1.22%	1.23%	1.24%	1.21%	1.21%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.16%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss)	0.65%	0.38%	0.17%	0.05%	(0.04)%

Supplemental Data
Net assets, end of year (000)	$832	$828	$1,667	$1,703	$1,703

Portfolio turnover rate	265%	257%	359%	295%	181%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.05%	0.08%	0.11%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	1.23%	1.17%	1.17%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)
	Investor A
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.02	$13.33	$14.12	$15.43	$15.89

Net investment income (loss)(a)	0.09	0.05	0.02	0.02	(0.00	)(b)
Net realized and unrealized gain (loss)	1.31	0.81	(0.15)	(0.22)	1.01

Net increase (decrease) from investment operations	1.40	0.86	(0.13)	(0.20)	1.01

Distributions(c)
From net investment income	(0.11)	(0.19)	(0.47)	(0.31)	(0.16)
From net realized gain	—	—	(0.19)	(0.80)	(1.31)

Total distributions	(0.11)	(0.19)	(0.66)	(1.11)	(1.47)

Capital Contribution	—	0.02	—	—	—

Net asset value, end of year	$15.31	$14.02	$13.33	$14.12	$15.43

Total Return(d)
Based on net asset value	10.06%	6.66%	(1.02)%	(1.48)%	6.58%

Ratios to Average Net Assets(e)
Total expenses(f)	1.21%	1.20%	1.21%	1.14%	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.20%	1.20%	1.18%	1.11%	1.13%

Net investment income	0.61%	0.37%	0.15%	0.11%	0.00%

Supplemental Data
Net assets, end of year (000)	$237,442	$244,101	$271,941	$308,570	$350,131

Portfolio turnover rate	265%	257%	359%	295%	181%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.05%	0.08%	0.11%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	1.20%	N/A	N/A	1.15%

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)
	Investor C
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.64	$12.95	$13.73	$15.06	$15.60

Net investment loss(a)	(0.01)	(0.05)	(0.07)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	1.27	0.80	(0.15)	(0.22)	1.00

Net increase (decrease) from investment operations	1.26	0.75	(0.22)	(0.30)	0.90

Distributions(b)
From net investment income	(0.09)	(0.08)	(0.37)	(0.23)	(0.13)
From net realized gain	—	—	(0.19)	(0.80)	(1.31)

Total distributions	(0.09)	(0.08)	(0.56)	(1.03)	(1.44)

Capital Contribution	—	0.02	—	—	—

Net asset value, end of year	$14.81	$13.64	$12.95	$13.73	$15.06

Total Return(c)
Based on net asset value	9.27%	5.99%	(1.70)%	(2.20)%	5.91%

Ratios to Average Net Assets(d)
Total expenses(e)	1.89%	1.89%	1.90%	1.82%	1.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.88%	1.89%	1.87%	1.79%	1.81%

Net investment loss	(0.08)%	(0.34)%	(0.54)%	(0.57)%	(0.68)%

Supplemental Data
Net assets, end of year (000)	$31,022	$35,343	$54,050	$65,728	$74,467

Portfolio turnover rate	265%	257%	359%	295%	181%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.05%	0.08%	0.11%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	1.83%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)
	Class K
	Year Ended September 30,		Period from 08/01/2016(a) to 09/30/2016
	2018	2017
Net asset value, beginning of period	$14.08	$13.42	$13.41

Net investment income(b)	0.16	0.13	0.03
Net realized and unrealized gain (loss)	1.32	0.79	(0.02)

Net increase from investment operations	1.48	0.92	0.01

Distributions(c)
From net investment income	(0.13)	(0.26)	—

Net asset value, end of period	$15.43	$14.08	$13.42

Total Return(d)
Based on net asset value	10.57%	6.93%	0.07	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.76%	0.77%	0.78	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75%	0.77%	0.75	%(g)

Net investment income	1.09%	0.94%	1.20	%(g)

Supplemental Data
Net assets, end of period (000)	$198,487	$138,018	$200

Portfolio turnover rate	265%	257%	359	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,		Period from 08/01/2016 to 09/30/2016
	2018	2017
Investments in underlying funds	0.01%	0.01%	0.05%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Tactical Opportunities Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares with the same relative aggregate NAV as the original shares held immediately prior to conversion. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for cetain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
Greater than $3 Billion	0.450

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”) collectively, the “Sub-Advisors”, each an affiliate of the Manager. The Manager pays each Sub-Advisor, for services it provides for that portion of the Fund for which it acts as sub-advisor, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Prior to July 1, 2018, BlackRock International Limited (“BIL”), an affiliate of the Manager, served as a sub-adviser to the Fund pursuant to a sub-advisory agreement with the Manager. The Manager paid BIL for services it provided for that portion of the Fund for which it acted as sub-adviser, a monthly fee that was a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2018, the sub-advisory agreement between the Manager and BIL, with respect to the Fund, was terminated.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C
Distribution Fees	—	—	0.75%
Service Fees	0.25%	0.25%	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor B (a)	Investor C	Total
Service and Distribution Fees	$2,157	$600,946	$208	$330,435	$933,746

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2018, the Fund paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B (a)	Investor C	Class K	Total
$40,764	$174	$48,072	$4	$6,613	$36,769	$132,396

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Total
$60,215	$468	$3,804	$64,487

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B (a)	Investor C	Class K	Total
$1,492	$148	$77,180	$258	$2,439	$676	$82,193

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

For the year ended September 30, 2018, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B (a)	Investor C	Class K	Total
$351,696	$1,865	$482,898	$1,012	$43,409	$1,088	$881,968

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

Other Fees: For the year ended September 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $6,025.

For the year ended September 30, 2018, affiliates received CDSCs of $404 for Investor C Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended September 30, 2018, the amount waived was $28,932.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2018, there were no fees waived by the Manager.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2018, the amount reimbursed was $13,097.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor C	Class K
0.89%	1.17%	1.37%	2.14%	0.84%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through January 31, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2018, there were no fees waived and/or reimbursed by the Manager.

These amounts waived and/or reimbursed are shown as administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended September 30, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor B (a)	Total
Administration Fees Waived	$31,346	$140	$4	$31,490

	Institutional	Service	Investor B (a)	Total
Transfer Agent Fees Waived and/or Reimbursed	$35,798	$292	$907	$36,997

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of:

(a)	the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and

(b)

an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

On September 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2019	2020
Fund level	$5,695	$—
Institutional	68,322	67,144
Service	956	432
Investor A	753	—

The following class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on September 30, 2018:

Fund Level	Institutional	Service
$26,209	$60,494	$749

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in the Statement of Operations. For the year ended September 30, 2018, the Fund paid BIM $583 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended September 30, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$1,376,842,697	$1,338,443,729
U.S Government Securities	$68,220,964	$48,097,003

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income.	$24,042,793
Accumulated net realized loss	$(24,042,793)

The tax character of distributions paid was as follows:

	9/30/18	9/30/17
Ordinary income	$5,426,015	$8,750,029

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$20,986,464
Capital loss carryforward	$(3,234,286)
Net unrealized gains(losses)(a)	33,695,424

$51,447,602

(a)

The difference between book-basis and tax-basis net unrealized gains/losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the realization for tax purposes of unrealized gain on investment in passive foreign investment companies.

The Fund has capital loss carryover of $3,234,286 is not subject to expiration.

During the year ended the Fund utilized $30,262,016 of its capital loss carryforward:

As of period end, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost.	$560,329,682

Gross unrealized appreciation	$57,642,304
Gross unrealized depreciation	(23,316,983)

Net unrealized appreciation	$34,325,321

9.	BANK BORROWINGS

The Trust, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/2018		Year Ended 09/30/2017
	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,930,824	$88,216,243	2,067,722	$28,436,546
Shares issued in reinvestment of distributions	92,039	1,335,481	188,795	2,539,291
Shares redeemed	(5,140,817)	(75,765,159)	(9,095,639)	(124,223,394)

Net increase (decrease)	882,046	$13,786,565	(6,839,122)	$(93,247,557)

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

	Shares	Amount	Shares	Amount
Service
Shares sold	18,095	$269,652	12,791	$174,636
Shares issued in reinvestment of distributions	440	6,344	1,796	24,054
Shares redeemed	(23,333)	(346,421)	(80,521)	(1,103,477)

Net decrease	(4,798)	$(70,425)	(65,934)	$(904,787)

Investor A
Shares sold	709,861	$10,660,951	839,415	$11,455,345
Shares issued from conversion(a)	6,266	89,795	—	—
Shares issued in reinvestment of distributions	129,036	1,860,696	259,102	3,471,935
Shares redeemed	(2,741,294)	(40,278,089)	(4,093,371)	(55,530,594)

Net decrease	(1,896,131)	$(27,666,647)	(2,994,854)	$(40,603,314)

Investor B
Shares sold	4	$85	49	$880
Shares issued in reinvestment of distributions	35	501	—	—
Shares converted(a)	(6,323)	(89,795)	—	—
Shares redeemed	(273)	(4,268)	(97,138)	(1,300,210)

Net decrease	(6,557)	$(93,477)	(97,089)	$(1,299,330)

Investor C
Shares sold	123,519	$1,770,365	222,279	$2,944,548
Shares issued in reinvestment of distributions	15,240	213,665	17,804	232,700
Shares redeemed	(635,379)	(9,044,183)	(1,822,009)	(24,156,538)

Net decrease	(496,620)	$(7,060,153)	(1,581,926)	$(20,979,290)

Class K
Shares sold	3,577,635	$51,399,050	10,428,684	$143,321,982
Shares issued in reinvestment of distributions	118,907	1,721,775	66,676	895,456
Shares redeemed	(631,695)	(9,438,476)	(710,986)	(9,730,777)

Net increase	3,064,847	$43,682,349	9,784,374	$134,486,661

Total Net Increase (Decrease)	1,542,787	$22,578,212	(1,794,551)	$(22,547,617)

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

During the year ended September 30, 2017, the Fund recorded a reimbursement of $532,884 from an accounting agent, which is reflected as a capital contribution on the Statement of Changes, related to an operating error.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund’s through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Tactical Opportunities Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Tactical Opportunities Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

During the fiscal year ended September 30, 2018, the following information is provided with respect to the ordinary income distribution paid by the Fund:

Payable Date	12/26/17
Qualified Dividend Income for Individuals[1]	17.04%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	9.84
Federal Obligation Interest[2]	7.79
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[3]	7.30

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary distributions eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Tactical Opportunities Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BAMNA, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance for the applicable periods reported as compared to the Performance Peers.

In light of the Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these other metrics, for the one-year period the Fund outperformed its total return target, but for the three- and five-year periods, the Fund underperformed its total return target. The Fund’s Sharpe Ratio was below its competitor target for the one-year period, but it was above its competitor target for the three- and five-year periods. The Fund’s beta was within its target range, for each of the periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust with respect to the Fund, (ii) the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund and (iii) the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	28 RICs consisting of 140 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 140 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	28 RICs consisting of 140 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	28 RICs consisting of 140 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 140 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	28 RICs consisting of 140 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 140 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	28 RICs consisting of 140 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	47

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	28 RICs consisting of 140 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 140 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	28 RICs consisting of 140 Portfolios	None

Interested Trustees (e)

Name and Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BRIL (principal underwriter) since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 308 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 308 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisors

BlackRock Asset Management

North Asia Limited

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	49

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	51

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipt
BA	Canadian Bankers Acceptances
BBR	Australian Bank Bill Rate
BZDIOVER	Overnight Brazil CETIP — Interbank Rate
CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association
CDI	Crest Depository Interests
CDO	Collateralized Debt Obligation
CVA	Certification Van Aandelon (Dutch Certificate)
CNREPOFI	7 Day China Fixing Repo Rates
EURIBOR	Euro Interbank Offered Rate
HIBOR	Hong Kong Interbank Offered Rate
JIBAR	Johannesburg Interbank Average Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MIBOR	Moscow Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28-Day
OTC	Over-The-Counter
S&P	Standard & Poor’s
STIBOR	Stockholm Interbank Offered Rate
THBFIX	Thai Baht Interest Rate Fixing
TWCPBA	Taiwan Secondary Markets Bills Rate
WIBOR	Warsaw Interbank Offered Rate

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TO-9/18-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Tactical Opportunities Fund	$64,464	$65,688	$0	$4,200	$13,100	$14,307	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Tactical Opportunities Fund	$13,100	$18,507

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: December 4, 2018